Net interest income (Tables)	12 Months Ended
Dec. 31, 2025
Net interest income
Summary of net interest income

	12/31/2025	12/31/2024	12/31/2023
Interest income
Personal loans	2,447,331	1,040,255	1,117,470
Credit card	1,997,184	1,478,234	1,246,489
Real estate loans	1,889,846	1,080,761	925,900
Prepayment of receivables	791,786	418,724	242,443
Business loans	571,431	567,088	521,929
Amounts due from financial institutions	379,823	338,955	497,054
Others	561,076	215,196	(1,458)
Total	8,638,477	5,139,213	4,549,827

Interest expenses
Term deposits	(3,736,253)	(1,994,191)	(1,631,470)
Funding in the open market	(1,933,456)	(1,044,916)	(1,016,636)
Others (a)	(307,418)	(272,531)	(239,467)
Total	(5,977,127)	(3,311,638)	(2,887,573)

(a)    Other as of December 31, 2024 was reclassified from Saving and Financial institutions deposits for consistency of presentation with the December 31, 2025 presentation.